VIA EDGAR                                    September 13, 2024
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:    Symetra Resource Variable Account B ("Registrant") (File No. 811-04716)

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), Symetra Life Insurance Company (“Symetra Life”) on behalf of the Registrant, mailed to its contract owners the annual/semi-annual reports for the underlying management investment company listed below (the “Fund Company”). As required by Rule 30b2-1, this filing incorporates by reference the reports of the Fund Company(ies) listed below. Symetra Life understands that the Fund Companies have already filed these reports with the Securities and Exchange Commission.

Fund Company	1940 Act Registration No.
AB Variable Products Series Fund, Inc.	811-05398
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
ALPS Variable Investment Trust	811-21987
American Funds Insurance Series	811-03857
BlackRock Variable Series Funds II, Inc.	811-23346
BlackRock Variable Series Funds, Inc.	811-03290
BNY Mellon Investment Portfolios	811-08673
BNY Mellon Stock Index Fund Inc.	811-05719
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	811-07044
BNY Mellon Variable Investment Fund	811-05125
Columbia Funds Variable Series Trust II	811-22127
Delaware VIP Trust	811-05162
Deutsche DWS Variable Series I	811-04257
Deutsche DWS Variable Series II	811-05002
Eaton Vance Variable Trust	811-10067
Federated Hermes Insurance Series	811-08042
Franklin Templeton Variable Insurance Products Trust	811-05583
Janus Aspen Series	811-07736
Lincoln Variable Insurance Products Trust	811-08090
MFS Variable Insurance Trust	811-08326
MFS Variable Insurance Trust II	811-03732
PIMCO Equity Series VIT	811-22376
PIMCO Variable Insurance Trust	811-08399
Pioneer Variable Contracts Trust /MA/	811-08786
Royce Capital Fund	811-07537

Fund Company	1940 Act Registration No.
T. Rowe Price Equity Series, Inc	811-07143
T. Rowe Price International Series, Inc.	811-07145
The Merger Fund VL	811-21279
Touchstone Variable Series Trust	811-08416
VanEck VIP Trust	811-05083
Vanguard Variable Insurance Funds	811-05962
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Variable Insurance Products Fund III	811-07205
Variable Insurance Products Fund IV	811-03759
Variable Insurance Products Fund V	811-05361
Virtus Variable Insurance Trust	811-04642
Voya Investors Trust	811-05629

Some of the funds included in each Fund Company’s annual/semi-annual report filings may not be available under every contract offered by the Registrant.

If you have any questions regarding this filing, please contact me at (515) 471-3381.

Sincerely,

/s/ David Dimitri

David Dimitri
Senior Counsel